                                                                   EXHIBIT 10.16
================================================================================



                               STONERIDGE, INC.
                                  as Borrower


                           THE LENDERS NAMED THEREIN
                                  as Lenders


                           DLJ CAPITAL FUNDING, INC.
                             as Syndication Agent

                              NATIONAL CITY BANK
                    as a Lender, a Letter of Credit Issuer,
                  the Administrative Agent and the Collateral
                                     Agent


                        PNC BANK, NATIONAL ASSOCIATION
                            as Documentation  Agent



                             _____________________

                                AMENDMENT NO. 2
                                  dated as of
                               September 7, 1999
                                      to
                               CREDIT AGREEMENT
                                  dated as of
                               December 30, 1998
                             _____________________




================================================================================

                      AMENDMENT NO. 2 TO CREDIT AGREEMENT

     THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of September 7, 1999 ("this Amendment"), among the following:

          (i) STONERIDGE, INC., an Ohio corporation (herein, together with its successors and assigns, the "Borrower");

          (ii)  the Lenders signatory hereto;

          (iii) DLJ CAPITAL FUNDING, INC., a Delaware corporation, as Syndication Agent;

          (iv) NATIONAL CITY BANK, a national banking association, as a Lender, the Letter of Credit Issuer, and as the Administrative Agent and the Collateral Agent under the Credit Agreement; and

          (v) PNC BANK, NATIONAL ASSOCIATION, a national banking association, as the Documentation Agent:


     PRELIMINARY STATEMENTS:

     (1) The Borrower, the Lenders named therein, and the Agents entered into the Credit Agreement, dated as of December 30, 1998, as amended by Amendment No. 1 thereto, dated as of January 28, 1999 (as so amended and in effect immediately prior to the effective date of this Amendment, the "Credit Agreement"; with the terms defined therein, or the definitions of which are incorporated therein, being used herein as so defined).

     (2) The parties hereto desire to change certain of the terms and provisions of the Credit Agreement, all as more fully set forth below.

     (3) For the avoidance of doubt, insofar as the Lenders are concerned, is noted that in accordance with the provisions of section 12.12 of the Credit Agreement, the changes in the Credit Agreement effected by this Amendment which relate only to the Revolving Loans, the Revolving Commitments, the Term A Loans and the Term A Commitments, must be approved by Lenders whose Revolving Commitments and Term A Commitments represent 100% of the Total Revolving Commitment and 100% of the Total Term A Commitment, respectively.

     NOW, THEREFORE, the parties hereby agree as follows:

     SECTION 1.  AMENDMENTS, ETC.

     1.1.  Definition of Permitted Acquisition.   Clause (iii) of the definition
of the term "Permitted Acquisition" which appears in section 1.1 of the Credit Agreement is amended by changing the dollar amount "$50,000,000" which appears therein to "$75,000,000" and by changing the starting time for purposes thereof from the Closing Date to August 15, 1999 (excluding the Acquisition of TVI Europe Limited), with the result that such clause (iii) as so amended, will read in its entirety as follows:

          (iii) the aggregate consideration for such Acquisition and all other Acquisitions completed after August 15, 1999 (other than the Acquisition of TVI Europe Limited, scheduled to be completed on or about August 20, 1999), including the principal amount of any assumed Indebtedness and (without duplication) any Indebtedness of any acquired person or persons, does not exceed $75,000,000 (such amount being subject to annual increase, commencing in the year 2000 (based on fiscal year ended December 31, 1999), by an amount equal to (x) 12.5% of Excess Cash Flow for the preceding fiscal year, minus (y) the amount expended for dividends and stock repurchases during such preceding fiscal year as contemplated by section
     9.6 hereof), unless the Required Lenders specifically approve or consent to such Acquisition in writing;

     1.2.  Pricing Grid for Revolving Loans and Term A Loans.   The Pricing Grid
Table which appears in section 2.7(g) of the Credit Agreement is amended to read in its entirety as follows:

                              PRICING GRID TABLE
                                      FOR
                       REVOLVING LOANS AND TERM A LOANS
                          (Expressed in Basis Points)


Ratio of                                  Applicable Prime       Applicable          Applicable
Consolidated Total Debt                     Rate Margin      Eurodollar Margin     Commitment Fee
to                                                                                      Rate
Consolidated EBITDA

---------------------------------------------------------------------------------------------------

Greater than 3.00 to 1.00                    100.00              250.00               50.00
---------------------------------------------------------------------------------------------------

Greater than 2.50 to 1.00
and less than or equal to 3.00 to 1.00        62.50              212.50               50.00

---------------------------------------------------------------------------------------------------

Greater than 2.00 to 1.00
and less than or equal to 2.50 to 1.00        25.00              175.00               50.00

---------------------------------------------------------------------------------------------------

Greater than 1.50 to 1.00
and less than or equal to 2.00 to 1.00           -0-             150.00               37.50

---------------------------------------------------------------------------------------------------

Less than or equal to 1.50 to 1.00               -0-             125.00               37.50
---------------------------------------------------------------------------------------------------

     1.3.  Effectiveness of Pricing Changes.   (a)   Effective as of the
Effective Date of this Amendment, for all Revolving Loans and Term A Loans then or thereafter outstanding, and until changed in accordance with the applicable provisions of section 2.7(g) of the Credit Agreement based on the consolidated financial statements of the Borrower for a fiscal quarter ended September 30, 1999 or thereafter, the Applicable Prime Rate Margin for Revolving Loans and Term A Loans will be 100 basis points per annum, and the Applicable Eurodollar Margin for Revolving Loans and Term A Loans will be 250 basis points per annum.

     (b) Effective as of the Effective Date of this Amendment, and until changed in accordance with the applicable provisions of section 4.1(a) of the Credit Agreement based on the consolidated financial statements of the Borrower for a fiscal quarter ended September 30, 1999 or thereafter, the Applicable Commitment Fee Rate will be 50 basis points per annum.

     1.4. Incorporation of Amendment No. 1. For the convenience of the parties and the avoidance of doubt, it is hereby confirmed that the only changes to the Credit Agreement effected by Amendment No. 1 thereto, dated as of January 28, 1999, were the following:

          (a) The reference in section 5.2(c) of the Credit Agreement to "the fiscal year ended December 31, 1998" was changed to "the fiscal year ended December 31, 1999".

          (b) The amount "$30,375,000", which appears in the table in section 5.2(a) of the Credit Agreement as the Scheduled Repayment for Term B Loans on March 31, June 30, September 30 and December 31, 2005, was changed in each such instance to "$30,312,500".


     SECTION 2.  REPRESENTATIONS AND WARRANTIES.

     The Borrower represents and warrants as follows:

     2.1.  Authorization and Validity of Amendment, etc.   This Amendment has
been duly authorized by all necessary corporate action on the part of the Borrower, has been duly executed and delivered by a duly authorized officer of the Borrower, and constitutes the valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

     2.2.  Representations and Warranties.   The representations and warranties
of the Credit Parties contained in the Credit Agreement or in the other Credit Documents are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties are hereby reaffirmed as true and correct in all material respects as of the date when made.

     2.3.  No Event of Default.   No condition or event has occurred or exists
which constitutes or which, after notice or lapse of time or both, would constitute an Event of Default.

     2.4.  Compliance.   The Borrower is in full compliance with all covenants
and agreements contained in the Credit Agreement, as amended hereby, and the other Credit Documents to which it is a party; and without limitation of the foregoing, each Subsidiary of the Borrower which, as of the date hereof, is required to be a Subsidiary Guarantor, has as on or prior to the date hereof become a Subsidiary Guarantor under the Subsidiary Guaranty.

     2.5. Financial Statements, etc. The Borrower has furnished to the Lenders and the Administrative Agent complete and correct copies of:

          (a) the audited consolidated balance sheets of the Borrower and its consolidated subsidiaries as of December 31, 1997, and December 31, 1998, and the related audited consolidated statements of income, stockholders' equity, and cash flows for the fiscal years then ended, accompanied by the unqualified report thereon of the Borrower's independent accountants; and

          (b) the unaudited condensed consolidated balance sheets of the Borrower and its consolidated subsidiaries as of June 30, 1999, and the related unaudited condensed consolidated statements of income and of cash flows of the Borrower and its consolidated subsidiaries for the fiscal quarter or quarters then ended, as contained in the Form 10-Q Quarterly Report of the Borrower filed with the SEC.

All such financial statements have been prepared in accordance with GAAP, consistently applied (except as stated therein), and fairly present the financial position of the Borrower and its consolidated subsidiaries as of the respective dates indicated and the consolidated results of their operations and cash flows for the respective periods indicated, subject in the case of any such financial statements which are unaudited, to the absence of footnotes and to normal audit adjustments which the Borrower reasonably believes will not involve a Material Adverse Effect.

     SECTION 3.  RATIFICATIONS.

     Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.


     SECTION 4.  BINDING EFFECT.

     This Amendment shall become effective on a date (the "Effective Date"), on or before September 7, 1999, if the following conditions shall have been satisfied on and as of such date:

          (a) this Amendment shall have been executed by the Borrower and the Administrative Agent, and counterparts hereof as so executed shall have been delivered to the Administrative Agent;

          (b) the Acknowledgment and Consent appended hereto shall have been executed by the Credit Parties named therein, and counterparts thereof as so executed shall have been delivered to the Administrative Agent; and

          (c) the Administrative Agent shall have been notified by the Required Lenders that such Lenders have executed this Amendment (which notification may be by facsimile or other written confirmation of such execution); provided, however, that the particular amendments contained in sections 1.2 and 1.3 of this Amendment shall not become effective unless the Administrative Agent shall have been so notified by Lenders whose Revolving Commitments and Term A Commitments represent 100% of the Total Revolving Commitment and 100% of the Total Term A Commitment, respectively, that such Lenders have executed this Amendment;

and thereafter this Amendment shall be binding upon and inure to the benefit of the Borrower, the Agents, and each Lender and their respective permitted successors and assigns. After this Amendment becomes effective, the Administrative Agent will promptly furnish a copy of this Amendment to each Lender and the Borrower, advise them of the Effective Date, and also advise them whether the amendments contained in sections 1.2 and 1.3 of this Amendment have also become effective.

     SECTION 5.  MISCELLANEOUS.

     5.1. Survival of Representations and Warranties. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender or any subsequent Loan or other Credit Event shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

     5.2. Reference to Credit Agreement. The Credit Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

     5.3. Expenses. As provided in the Credit Agreement, but without limiting any terms or provisions thereof, the Borrower shall pay on demand all reasonable costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the reasonable costs and fees of the Administrative Agent's special legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof, and all reasonable costs and expenses incurred by the Administrative Agent or any Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby.

     5.4. Severability. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

     5.5. Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio.

     5.6. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     5.7. Entire Agreement. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.

     5.8.  Jury Trial Waiver.   EACH OF THE PARTIES TO THIS AMENDMENT HEREBY
IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

     5.9. Counterparts. This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

-------------------------------------------------------------------------------------------------------------
NATIONAL CITY BANK,                                            STONERIDGE, INC.
  as a Lender, the letter of Credit Issuer,
  the Administrative Agent and
  the Collateral Agent

By: /s/ Michael P. McCuen                                      By: /s/ Kevin P. Bagby
    --------------------------                                     -------------------------
   Michael P. McCuen                                              Kevin P. Bagby
   Senior Vice President                                          Vice President-Finance
                                                                  & Chief Financial Officer
-------------------------------------------------------------------------------------------------------------

PNC BANK, NATIONAL ASSOCIATION,                                DLJ CAPITAL FUNDING, INC.,
  as a Lender and as Documentation Agent                         as Syndication Agent


By: /s/ Joseph G. Moran                                        By: /s/ Eric Swanson
    --------------------------                                     -------------------------
    Title: Vice President                                          Title: Managing Director
-------------------------------------------------------------------------------------------------------------

ABN AMRO BANK N. V.                                            THE BANK OF NOVA SCOTIA,
                                                                 Chicago Branch

By: /s/ Christopher S. Helmeci                                 By: /s/ Eric Bergren
    --------------------------                                     -------------------------
   Title: Vice President                                          Title: Relationship Manager

By: /s/ Patrick Pastore                                        By: /s/ F.G.H. Ashby
    --------------------------                                     -------------------------
   Title: Vice President                                          Title: Senior Manager Loan Operations
-------------------------------------------------------------------------------------------------------------

MELLON BANK, N. A.                                             COMERICA BANK


By: /s/ Jack Ligday                                            By: /s/ Nicholas Mester
    --------------------------                                     -------------------------
   Title: Vice President                                          Title: Account Officer
-------------------------------------------------------------------------------------------------------------

BANK ONE, MICHIGAN                                             FIRSTAR BANK, NATIONAL ASSOCIATION
  (formerly NBD Bank)                                            (formerly Star Bank, National Association)


By: /s/ Thomas Lakocy                                          By: /s/ John D. Barrett
    --------------------------                                     -------------------------
   Title: Vice President                                          Title: Senior Vice President
-------------------------------------------------------------------------------------------------------------

HARRIS TRUST AND SAVINGS BANK                                  BankBoston, N.A


By: /s/ Peter T. Krawchuk                                      By: /s/ Richard D. Briggs Jr.
    --------------------------                                     -------------------------
   Title: Vice President                                          Title: Director
-------------------------------------------------------------------------------------------------------------

MERCANTILE BANK NA                                             SunTrust Bank, Central Florida, National
                                                               Association

By: /s/ Tim Hassler                                            By: /s/ Stephen L. Leister
    --------------------------                                     -------------------------
   Title: Vice President                                          Title: Vice President
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

GENERAL ELECTRIC CAPITAL CORPORATION                           BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE,
                                                               INC

By: /s/ William Richardson                                     By: /s/ Cathrine K. MacDonald
    ----------------------------                                   ---------------------------
   Title:                                                         Title: Vice President

                                                               By: /s/ Richard B. Vuchanavage
                                                                   ---------------------------
                                                                  Title: Senior Vice President
-------------------------------------------------------------------------------------------------------------

                                                               SUMMIT BANK


                                                               By: /s/ Vincent Bagarozza
                                                                   ---------------------------
                                                                  Title: Director
-------------------------------------------------------------------------------------------------------------


SIGNATURES FOR TERM B LENDERS                                     SIGNATURES FOR TERM B LENDERS

----------------------------------------------------------------------------------------------------------------
BLACK DIAMOND CAPITAL MANAGEMENT                                  MORGAN STANLEY DEAN WITTER



By: /s/ Chris Kappas                                              By: /s/ Peter Gewirtz
    ------------------------                                          -------------------------
   Name: Chris Kappas                                                Name: Peter Gewirtz
   Title: Loan Administrator                                         Title:

----------------------------------------------------------------------------------------------------------------

FIRST DOMINION CAPITAL, L. L. C.                                  NATIONAL WESTMINSTER BANK PLC



By: /s/ Michael Monteleone                                        By: /s/ Dave Meyer
    ------------------------                                          -------------------------
   Name: Michael Monteleone                                          Name: Dave Meyer
   Title:                                                            Title:

----------------------------------------------------------------------------------------------------------------

ANGELO, GORDON & CO.                                              OASIS COLLATERAL HIGH INCOME



By: /s/ John Fraser                                               By: /s/ Joe Rotondo
    ------------------------                                          -------------------------
   Name: John Fraser                                                 Name: Joe Rotondo
   Title:                                                            Title: Vice President

----------------------------------------------------------------------------------------------------------------

ARCHIMEDES FUNDING II, LTD.                                       OSPREY INVESTMENTS PORTFOLIO



By: /s/ Michael Hatley                                            By: /s/ Bob Ros
    ------------------------                                          -------------------------
   Name: Michael Hatley                                              Name: Bob Ros
   Title: Senior Vice President                                      Title:

----------------------------------------------------------------------------------------------------------------

CAPTIVA IV FINANCE LTD.,                                          SENIOR DEBT PORTFOLIO (BOSTON MANAGEMENT AND
    as advised by Pacific Investment                              RESEARCH)
     Management Co.


By: /s/ Melissa Fejdasz                                           By: /s/ Steven O'Brien
    ------------------------                                          -------------------------
   Name: Melissa Fejadsz                                             Name: Steven O'Brien
   Title:                                                            Title:

----------------------------------------------------------------------------------------------------------------

ATHENA CDO, LIMITED                                               SOMERS CO. LIMITED
 by: Pacific Investment Management Co.,
  as its investment advisor


By: /s/ Melissa Fejadsz                                           By: /s/ Jill Fields
    ------------------------                                          -------------------------
   Name: Melissa Fejadsz                                             Name: Jill Fields
   Title:                                                            Title: Managing Director

----------------------------------------------------------------------------------------------------------------


SIGNATURES FOR TERM B LENDERS                                     SIGNATURES FOR TERM B LENDERS

----------------------------------------------------------------------------------------------------------------
FREMONT INVESTMENT LOAN                                           SRV-HIGHLAND



By: /s/ Randolph M. Ross                                          By: /s/ Mark Okada
    ---------------------------                                       ---------------------------
   Name: Randolph M. Ross                                            Name: Mark Okada
   Title: Vice President                                             Title: Executive Vice President

----------------------------------------------------------------------------------------------------------------

FLEET NATIONAL BANK                                               STEIN, ROE & FARNHAM, INC.



By: /s/ Michael J. Sullivan                                       By: /s/ Brian W. Good
    ---------------------------                                       ---------------------------
   Name: Michael J. Sullivan                                         Name: Brian W. Good
   Title: Vice President                                             Title: Vice President

----------------------------------------------------------------------------------------------------------------

KZH ING--2 LLC                                                    STEIN ROE FLOATING RATE, LLC



By: /s/ Karen Morgan                                              By: /s/ Brian W. Good
    ---------------------------                                       ---------------------------
   Name: Karen Morgan                                                Name: Brian W. Good
   Title:                                                            Title: Vice President

----------------------------------------------------------------------------------------------------------------

KZH ING--3 LLC                                                    TEXAS COMMERCE BANK, N. A.



By: /s/ Shan McSweeney                                            By: /s/ Ron Rehmeyer
    ---------------------------                                       ---------------------------
   Name: Shan McSweeney                                              Name: Ron Rehmeyer
   Title:                                                            Title:

----------------------------------------------------------------------------------------------------------------

KZH LANGDALE LLC                                                  TORONTO DOMINION (N. Y.), INC.



By: /s/ Virginia Conway                                           By: /s/ Jorge Garcia
    ---------------------------                                       ---------------------------
   Name: Virginia Conway                                             Name: Jorge Garcia
   Title:                                                            Title:

----------------------------------------------------------------------------------------------------------------


SIGNATURES FOR TERM B LENDERS                                     SIGNATURES FOR TERM B LENDERS

----------------------------------------------------------------------------------------------------------------
KZH RIVERSIDE LLC                                                 TRAVELERS CORPORATE LOAN FUND



By: /s/ Shan Sweeney                                               By: /s/ John Petchler
    -------------------------                                         -------------------------
   Name: Shan Sweeney                                                Name: John Petchler
   Title:                                                            Title:

----------------------------------------------------------------------------------------------------------------

KZH SOLEIL LLC                                                    TRAVELERS INSURANCE COMPANY



By: /s/ Steven Staver                                             By: /s/ John Petchler
    -------------------------                                         -------------------------
   Name: Steven Staver                                               Name: John Petchler
   Title:                                                            Title: Second Vice President

----------------------------------------------------------------------------------------------------------------

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY                       VAN KAMPEN CLO I, LIMITED



By: /s/ Jill Fields                                               By: /s/ Jeffrey W. Mailet
    -------------------------                                         -------------------------
   Name: Jill Fields                                                 Name: Jeffrey W. Mailet
   Title: Managing Director                                          Title: Senior Vice President

----------------------------------------------------------------------------------------------------------------

MERRILL LYNCH SENIOR FLOATING RATE FUND                           VAN KAMPEN PRIME RATE INCOME



By: /s/ Janet S. Hanson                                           By: /s/ Jeffrey W. Mailet
    -------------------------                                         -------------------------
   Name: Janet S. Hanson                                             Name: Jeffrey W. Mailet
   Title:                                                            Title: Senior Vice President

----------------------------------------------------------------------------------------------------------------

MERRILL LYNCH PRIME RATE PORTFOLIO                                PILGRIM INVESTMENTS
By: Merrill Lynch Asset Management, L.P., as
 investment advisor


By: /s/ Janet S. Hanson                                           By: /s/ Michael Prince
    -------------------------                                         -------------------------
   Name: Janet S. Hanson                                             Name: Michael Prince
   Title:                                                            Title: Vice President
----------------------------------------------------------------------------------------------------------------

                          ACKNOWLEDGMENT AND CONSENT

     For the avoidance of doubt, and without limitation of the intent and effect of sections 4 and 5 of the Subsidiary Guaranty (as such term is defined in the Credit Agreement referred to in the Amendment No. 2 to Credit Agreement (the "Amendment"), to which this Acknowledgment and Consent is appended), each of the undersigned hereby unconditionally and irrevocably (i) acknowledges receipt of a copy of the Credit Agreement and the Amendment, and (ii) consents to all of the terms and provisions of the Credit Agreement as amended by the Amendment.

     Capitalized terms which are used herein without definition shall have the respective meanings ascribed thereto in the Credit Agreement referred to herein. This Acknowledgment and Consent is for the benefit of the Lenders, the Administrative Agent, the Collateral Agent and any Designated Hedge Creditor
(as defined in the Subsidiary Guaranty) which may be a third party beneficiary of the Subsidiary Guaranty or any Security Document, in its capacity as such third party beneficiary under any Credit Document, and their respective successors and assigns. No term or provision of this Acknowledgment and Consent may be modified or otherwise changed without the prior written consent of the Administrative Agent, given as provided in the Credit Agreement. This Acknowledgment and Consent shall be binding upon the successors and assigns of each of the undersigned. This Acknowledgment and Consent may be executed by any of the undersigned in separate counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Acknowledgment and Consent as of the date of the Amendment referred to herein.

                                    HI-STAT MANUFACTURING CO, INC.


                                    By: /s/ Kevin Bagby
                                        --------------------------
                                         Vice President